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                                                         Exhibit 24.1
                          GENERAL POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby authorizes, constitutes and appoints Dennis L. Yakobson and Ronald C. Butz, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement for the registration under the Securities Act of 1933, as amended, of Common Stock of Rentech, Inc. and any and all pre-effective and post-effective amendments to this Registration Statement, together with any and all exhibits thereto and other documents required to be filed with respect hereto and thereto and to file the same with the Securities and Exchange Commission and any other regulatory, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and incorporate such changes as any of the said attorneys-in-fact deems appropriate.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

  Signature               Title                          Date

  (signature)
  --------------------    President, Chief Executive     February 26, 2000
  Dennis L. Yakobson      Officer and Director

  (signature)
  --------------------    Vice President, Chief          February 26, 2000
  Ronald C. Butz          Operating Officer, Secretary
                          and Director

  (signature)
  --------------------     Vice President - Finance,     February 26, 2000
  James P. Samuels         Chief Financial Officer

  (signature)
  --------------------    Director                       February 26, 2000
  John J. Ball

  (signature)
  --------------------     Director                      February 26, 2000
  Erich W. Tiepel

  (signature)
  --------------------     Director                      February 26, 2000
  John P. Diesel

  (signature)
  --------------------     Director                      February 26, 2000
  Douglas L. Sheeran